UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2017

ZOGENIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 455, Emeryville, CA	94608
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 550-8300
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Zogenix, Inc. (the “Company”) was held on May 23, 2017. Represented at the meeting were 19,391,220 shares, or 78.14%, of the Company’s 24,813,544 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

Proposal 1 — Election of Directors
The Company's stockholders elected each of the following directors to hold office until the 2020 Annual Meeting of Stockholders with each receiving the following votes:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Louis C. Bock	14,718,876	101,579	4,570,765
Cam L. Garner	14,722,876	97,579	4,570,765
Mark Wiggins	14,727,511	92,944	4,570,765
In addition to the directors elected above, James B. Breitmeyer, M.D., Ph.D., Roger L. Hawley, Erle T. Mast and Renee P. Tannenbaum, Pharm.D. continue to serve as directors after the annual meeting.
Proposal 2 — Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2017
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,347,998	29,919	13,303	N/A

Proposal 3 — Advisory Vote to Approve Compensation of the Named Executive Officers
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company's 2017 Proxy Statement, with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,598,857	199,357	22,241	4,570,765

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
The Company’s stockholders recommended, by non-binding vote, that a stockholder vote to approve the compensation of the Company's named executive officers should occur every year, with the following vote:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
13,939,684	8,574	861,322	10,875	4,570,765
In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of the Company's named executive officers will be conducted every year, until the next advisory vote on the frequency of the advisory vote on the compensation of the Company's named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date:	May 23, 2017	By:	/s/ Michael P. Smith
		Name:	Michael P. Smith
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary